Exhibit 10.66
Execution Version
FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 7, 2024, by and between D-WAVE QUANTUM INC., a Delaware corporation (the “Borrower”), and the Lender (as defined below) party hereto.
W I T N E S S E T H:
WHEREAS, the Borrower, D-Wave Systems Inc., a British Columbia corporation, D-Wave US Inc., a Delaware corporation, D-Wave Government Inc., a Delaware corporation, D-Wave Commercial Inc., a Delaware corporation, D-Wave International Inc., a Canadian corporation, D-Wave Quantum Solutions Inc., a Canadian corporation, Omni Circuit Boards Ltd., a British Columbia corporation, DPCM Capital, Inc., a Delaware corporation, 1372929 B.C. Ltd, a British Columbia corporation, 1372934 B.C. LTD., a British Columbia corporation, DWSI Canada Holdings ULC, a British Columbia corporation, D-Wave Quantum Technologies Inc., a British Columbia corporation, and each other Person hereafter joined thereto as a guarantor (collectively or individually, as the context may dictate, the “Guarantors” and together with the Borrower, the “Loan Parties”) and PSPIB Unitas Investments II Inc., a Canadian corporation, as Collateral and as Lender (the “Lender”), are parties to that certain Loan and Security Agreement, dated as of April 13, 2023 (as amended pursuant to that certain First Amendment to Loan and Security Agreement dated as of June 16, 2023, that certain Limited Waiver and Second Amendment to Loan and Security Agreement dated as of July 13, 2023, that certain Third Amendment to Loan and Security Agreement dated as of July 20, 2023, and that certain Fourth Amendment to Loan and Security Agreement dated as of October 6, 2023, and as further amended, modified, supplemented, renewed, restated or replaced from time to time, the “Existing Loan Agreement”);
WHEREAS, the Borrower has requested certain amendments to the Existing Loan Agreement, and the Lender party hereto has agreed to such amendments, subject to the terms and conditions hereof; and
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
a.Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Loan Agreement, as amended by this Amendment (the “Amended Loan Agreement”).
b.Amendments to Existing Loan Agreement. Subject to, and in accordance with, the terms and conditions set forth herein, including the satisfaction (or waiver by the Lender) of all conditions precedent set forth in Section 3 below, the Existing Loan Agreement is hereby amended as follows:
(a)Section 1.1 “Permitted Investments” of the Existing Loan Agreement is hereby amended by inserting the following clause (h) at the end thereof:
“(g)     Investment in Zapata Computing, Inc. in the form of a senior secured promissory note, in substantially the form and in the same amount presented to the Lender;”
c.Condition to Effectiveness. The effectiveness of this Amendment is subject to (i) the Lender having received executed counterparts hereof from the Borrower and the Lender and (ii) the Borrower’s payment of the Lender’s fees and expenses, including the fees and expenses of Weil, Gotshal & Manges LLP, legal counsel to the Lender, incurred in connection with this Amendment, the transactions contemplated hereby and accrued and unpaid fees and expenses owed to the Collateral Agent and the Lender pursuant to Section 10.3 of the Amended Loan Agreement (the date of such satisfaction (or waiver) being the “Amendment Effective Date”).
d.Representations and Warranties. Each Loan Party hereby represents and warrants, on and as of the Amendment Effective Date and after giving effect to this Amendment, that:

Exhibit 10.42
(a)the representations and warranties set forth in Section 5 of the Existing Loan Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;
(b)no event has occurred or exists that would constitute a Default or an Event of Default;
(c)this Amendment has been duly executed and delivered by the Borrower and this Amendment and the Amended Loan Agreement constitute the legal, valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity.
(d)the execution, delivery and performance of this Amendment and the performance by each Loan Party has been duly authorized by all necessary action on the part of Borrower and each Subsidiary. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, or notice to, any Person is, was or will be necessary to (a) the valid execution and delivery of this Amendment, or (b) the performance of Borrower’s or any Subsidiary’s obligations under this Amendment or the Amended Loan Agreement.
e.Effects on Loan Documents.
(a)On and after the effectiveness of this Amendment, each reference in any Loan Document to “the Loan Agreement” shall mean and be a reference to the Amended Loan Agreement and each reference in the Existing Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Loan Agreement.
(b)Except as specifically amended herein, all Loan Documents (including the guaranty and all Liens granted thereunder in respect of the Obligations) shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents (except as expressly provided herein) or in any way limit, impair or otherwise affect the rights and remedies of the Collateral Agent or the Lenders under the Loan Documents. This Amendment and the Amended Loan Agreement shall not constitute a novation of the Existing Loan Agreement or the other Loan Documents.
(d)The Loan Parties and the other parties hereto hereby acknowledge and agree that, on and after the Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Loan Agreement.
f.CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE TERMS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY. PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS, EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

Exhibit 10.42
g.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
h.Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Amended Loan Agreement.
i.Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
j.Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any signature delivered by a party by facsimile or other electronic means of transmission (including email transmission of a PDF copy) shall be deemed to be an original signature hereto.
k.Entire Agreement. This Amendment and the Loan Agreement as amended hereby and the other Loan Documents constitute the entire agreement, and supersede any prior agreements and contemporaneous oral agreements, of the parties concerning their subject matter.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.
BORROWER:
D-WAVE QUANTUM INC.
By: /s/ Alan Baratz
Name: Alan Baratz
Title: Chief Executive Officer

[Signature Page to Fifth Amendment]

LENDER:
PSPIB UNITAS INVESTMENTS II INC.
as a Lender
By: /s/ Adam Smalley
Name: Adam Smalley
Title: Authorized Signatory
By: /s/ Jonathan Ostrzega
Name: Jonathan Ostrzega
Title: Authorized Signatory

[Signature Page to Fifth Amendment]